                                                                  EXHIBIT 24


PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Lucie J. Fjeldstad, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC,.

     WITNESS my hand this 17th day of February 1994.



                                                     /s/ Lucie J. Fjeldstad

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Stanley C. Gault, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                     /s/ Stanley C. Gault

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Allen J. Krowe, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ Allen J. Krowe

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Steven C. Mason, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ Steven C. Mason

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Harold A. McInnes, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ Harold A. McInnes

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Robert Mehrabian, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                     /s/ Robert Mehrabian

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, Vincent A. Sarni, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ Vincent A. Sarni

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, David G. Vice, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ David G. Vice

PPG INDUSTRIES, INC.


POWER OF ATTORNEY
(10-K)



     I, David R. Whitwam, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint J. E. Dempsey, R. W. LeBoeuf and E. Mazeski, Jr., or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation's Form 10-K for the fiscal year ended December 31, 1993, to be filed with the Securities and Exchange Commission, Washington, DC.

     WITNESS my hand this 17th day of February 1994.



                                                      /s/ David R. Whitwam